UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): October 30, 2012


                              RAIDER VENTURES INC.
             (Exact name of registrant as specified in its charter)

          Nevada                       000-54667                 20-8624019
(State or Other Jurisdiction         (Commission               (IRS Employer
      of Incorporation)              File Number)         Identification Number)

711 S. Carson Street, Suite 4, Carson City, NV                     89701
   (Address of principal executive offices)                      (zip code)

                                 (775) 476-8254
              (Registrant's telephone number, including area code)

                             Northern Minerals Inc.
              167 Caulder Drive, Oakville, Ontario, Canada L6J 4T2
         (Former name and former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

On October 30, 2012, Damian O'Hara resigned as President, Chief Executive Officer, Treasurer, Chief Financial Officer and Director of the Company and Nicole O'Hara resigned as Secretary and Director of the Company.

Additionally, effective October 30, 2012, Larry Segal was appointed as President, Chief Executive Officer, Treasurer, Chief Financial Officer, Secretary and Director of the Company.

There are no understandings or arrangements between Mr. Segal and any other person pursuant to which he was appointed as sole Officer. Mr. Segal is now the sole Officer and Director of the Company.

LARRY SEGAL

Mr. Segal has over 25 years of broad-based business experience from start-ups to Fortune 500 companies, including: co-founding International Mari-Culture Technologies, Ltd. (New York, NY) and Aqua-Culture Technologies, Ltd. (New York,
NY) and founding Matanzas Media (Nashville, TN and Los Angeles, CA). Aqua-Culture Technologies, Ltd. was formed to build and maintain large-scale fish farms for the purpose of creating a renewable food source in developing nations. Matanzas Media developed promotions and events for high-profile destinations, and its clients included the Las Vegas Hilton and the La Quinta Resort & Club. Mr. Segal has also worked extensively in the film industry for such entities as Twentieth Century Fox, Paramount Pictures, Tri-Star Pictures, and Walt Disney Studios. He also served as a consultant to WorldCup USA 1994. Mr. Segal also has extensive legal experience in both the film industry and civil litigation, and served as an office of a publicly traded company (Razor Resources, Inc.) in 2011.

EXPERIENCE:

MATANZAS MEDIA Nashville, TN & Los Angeles, CA
Founder, President/CEO 1989 - present

Matanzas Media was originally created to create a rival to Zagat's Restaurant Guides and has evolved over the years into a promotions and events for high-profile destinations, and its clients included KIIS-FM (the highest-rated radio station in the U.S.), the Las Vegas Hilton, and the La Quinta Resort & Club. Matanzas Media also worked with the La Quinta Resort & Club to develop a celebrity golf event to replace the Raymond Floyd Lexus Challenge, as well as to create an annual charity event to benefit the Billie Jean King Foundation.

RAZOR RESOURCES, INC. Los Angeles, CA
Director January 2011 - October 2011

Primarily responsible for reviewing analysts' research and consultants' reports and drafting related public relations statements.

BUILDING CAPITAL, INC. Palm Springs, CA
Branch Office Manger January 2005 - December 2008

Building Capital, Inc. is/was a Los Angeles-based commercial and residential mortgage broker and I owned and operated the Palm Springs, California branch.

AQUA-CULTURE TECHNOLOGIES, LTD. New York, NY
Co-founder, Vice President 1986-1987

Successor corporation to International Mari-Culture Technologies, Ltd.

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
INTERNATIONAL MARI-CULTURE TECHNOLOGIES, LTD. New York, NY
Co-founder, Corporate Secretary 1984-1986
International Mari-Culture Technologies, Ltd. IMT was formed to build and maintain large-scale fish farms (I.E., catfish) for the purpose of creating a renewable food source in developing nations. At its zenith, International Mari-Culture Technologies, Ltd. had over $2 billion in letters of intent from its nation clients.

EDUCATION
UNIVERSITY OF FLORIDA Gainesville, Florida

Bachelor of Arts in American Literature. 1978-1984, 1987
Concentrations in Creative Writing and Film Studies, with a minor in Economics.

                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         RAIDER VENTURES INC.


Dated: November 12, 2012                 By: /s/ Larry Segal
                                             -----------------------------------
                                         Name:  Larry Segal
                                         Title: President


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